UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2011

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

(Exact name of registrant as specified in Charter)
Nevada	001-34378	87-0638750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York 10022
(Address of Principal Executive Offices)

(212) 307 3568
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 26, 2011, China North East Petroleum Holdings Limited (“The Company” or “we”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition of Sunite Right Banner Shengyuan Oil and Gas Technology Development Co. Limited (“Shengyuan”) through the Company’s subsidiary, Song Yuan North East Petroleum Technical Services Co., Ltd. (“Songyuan Technical”) on April 21, 2011.

This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K and provides the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.1 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months period ended March 31, 2011 and the year ended December 31, 2010

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Statements and accompanying notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China North East Petroleum Holdings Limited
Date:	June 29, 2011	(Registrant)

/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer